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Exhibit 10.56

2005
AMPHENOL MANAGEMENT INCENTIVE PLAN

I.
Purpose

  The purpose of the plan is to reward eligible key employees of Amphenol Corporation and affiliated operations with cash bonus payments based on contributions to overall results and specific accomplishments.

II.
Eligibility

  Select management personnel, as designated by the Chairman, President and CEO. Generally, participation includes senior management positions, corporate staff managers, general managers and their designated direct reports.

III.
Plan Components

  There are several key performance factors that are considered by executive management and the Compensation Committee. These include, but are not limited to, the following:

    •
    Year-over-year improvement
    •
    Accomplishment against budget
    •
    Customer satisfaction
    •
    Quality management
    •
    New market/new product positioning
    •
    Cost reductions/productivity improvements
    •
    Balance sheet management
    •
    Unit and Group contribution to total Amphenol performance
    •
    Overall Amphenol performance

    Financial performance for each unit is measured by revenues, operating income, cash flow and ROI. Financial performance for total Group and Amphenol includes these same factors and EPS growth.

IV.
Administration

•
Generally, payments are made during the first calendar quarter following the plan year. All payments are subject to the recommendation of the Chairman, President and CEO and the approval of the Compensation Committee.

•
Payments are based upon average base salary during the plan year (new hires will be prorated accordingly if hired after February 1st of the plan year).

•
The maximum allowable payout under the plan is 2x the target bonus as applied to average base salary.

•
To be eligible for the bonus payment, a participant must be an active employee on the payroll at the time when the bonus payment is issued. Exceptions must be recommended by the Chairman, President and CEO and be approved by the Compensation Committee.

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  Exhibit 10.56
2005 AMPHENOL MANAGEMENT INCENTIVE PLAN